                                                                     EXIBIT 99.3


                         REGISTRATION RIGHTS AGREEMENT

                 This Registration Rights Agreement (this "Agreement") is made and entered into as of June 18, 1996, by and among Quarterdeck Corporation, a Delaware corporation (the "Company"), Anatoly Tikhman, an individual, Philip Johnson, an individual, and Jacob Graudenz, an individual (Messrs. Tikhman, Johnson and Graudenz are hereinafter referred to as the "Holders").

                 WHEREAS, each Holder is or will become the owner of Shares (as defined below) in connection with the acquisition of Vertisoft Systems, Inc., California corporation ("Vertisoft") and Vertisoft Direct, Inc., a California corporation ("Vertisoft Direct"), by the Company, by way of (i) the merger of Vertisoft Direct and Vertisoft, Inc. into Vertisoft, and (ii) the subsequent merger (the "Merger") of VSI Acquisition Corporation, a California corporation ("VSI"), into Vertisoft, pursuant to the terms of the Agreement and Plan of Reorganization, dated as of June __, 1996 (the "Acquisition Agreement"), by and among the Company, Vertisoft, Vertisoft Direct, VSI and the Holders; and

                 WHEREAS, pursuant to the terms of the Acquisition Agreement, the Company has agreed to grant to the Holders the registration rights provided for below.

                 NOW, THEREFORE, the parties hereto, in consideration of the foregoing, the mutual covenants and agreements set forth in the Acquisition Agreement and hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, agree as follows:

                 1. CERTAIN DEFINITIONS. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

   "Common Shares" shall mean shares of common stock, par value $.001 per share, of the Company.

                          "Demand Registration Statement" shall mean a
registration statement filed by the Company pursuant to Section 2(b) of this Agreement.

                          "Person" shall mean an individual or a corporation,
partnership, limited liability company, association, trust, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

                          "Prospectus" shall mean any prospectus included in
the Registration Statement, including any resale prospectus and any preliminary prospectus, and any amendment or supplement thereto, and in each case including all material incorporated by reference therein.

                          "Registration Expenses" shall mean any and all
expenses incident to performance of or compliance with this Agreement, including, without limitation: (i) all applicable registration and filing fees imposed by the SEC and such securities exchange or exchanges on which Common Shares are then listed or the National Association of Securities
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Dealers, Inc. (the "NASD"); (ii) all fees and expenses incurred in connection with compliance with state securities or "blue sky" laws (including reasonable fees and disbursements of counsel for the Company in connection with qualification of any of the Shares under any state securities or blue sky laws and the preparation of a blue sky memorandum) and compliance with the rules of the NASD; (iii) all expenses of any Persons in preparing or assisting in preparing, printing and distributing the Registration Statement, any Prospectus, certificates and other documents relating to the performance of and compliance with this Agreement; (iv) all fees and expenses incurred in connection with the listing, if any, of any of the Shares on any securities exchange or exchanges pursuant to Section 3(i) hereof; and (v) the fees and disbursements of counsel for the Company and of the independent public accountants of the Company, including the expenses relating to any special audits or "cold comfort" letters required by or incident to such performance and compliance. Registration Expenses shall specifically exclude underwriting discounts and commissions, the fees and disbursements of counsel representing a Holder and transfer taxes, if any, relating to the sale or disposition of Shares by a Holder.

                          "Registration Statement" shall mean the Demand
Registration Statement or the Shelf Registration Statement, as applicable.

                          "SEC" shall mean the Securities and Exchange
Commission or any successor entity.

                          "Securities Act" shall mean the Securities Act of
1933, as amended from time to time.

                          "Shares" shall mean the Common Shares issued to the
Holders in the Merger and any equity securities issued or issuable directly or indirectly with respect to the Common Shares issued to the Holders in the Merger by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

                          "Shelf Registration Statement" shall mean the
registration statement filed by the Company pursuant to Section 2(a) of this Agreement.

                 2.       REGISTRATION UNDER THE SECURITIES ACT.

                          (a)     Shelf Registration.

                                  (i)      Subject to Section 6(b) below, the
Company shall file a registration statement on Form S-3 or an amendment to an existing registration statement on Form S-3 (the "Shelf Registration Statement"), within 30 days following the closing of the Merger, registering the resale by the Holders of [UP TO 50% OF] the Shares held by them, and shall use its best efforts to cause the Registration Statement to be declared effective by the SEC as soon as practicable thereafter. The Company agrees to use its best efforts to keep the Registration Statement continuously effective (and to include a Prospectus at all times meeting the requirements of the Securities Act) for a period of two years from the closing of the Merger; provided, however, that if the holding period referred to in Rule 144(d)(1) of the rules and





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regulations promulgated under the Securities Act is reduced from two years to one year, then the Company shall only be required to use its best efforts to maintain such registration in effect for a period of one year from the closing of the Merger (such two or one year period is referred to as the "Shelf Period") .

                                  (ii)     If the Holders desire different
methods of distribution of the Shares included in the Registration Statement, the method of distribution shall be determined by the Holders of a majority of the Shares then outstanding.

                                  (iii)    The Holders acknowledge that the
holders of shares of Common Stock issuable and issued upon conversion of the Company's 6.0% Convertible Senior Subordinated Notes due 2001 (the "Notes") shall be entitled to participate in the registration contemplated by Section 2(a), subordinate to the rights of the Holders to participate therein, but pro rata with all other holders of shares of Common Stock to be included in any such Registration, if such registration statement relates to an underwritten offering and if, in the opinion of the managing underwriter of any such underwritten registration such shares may be included in such registration without having an adverse effect on the marketability or the price of any shares of Common Stock proposed to be offered by the Holders in such underwritten registration. Additionally, the Holders shall not be entitled to participate in any shelf registration requested by the holders of Common Stock issued upon conversion of the Notes, as provided in that certain Note Agreement dated as of March 1, 1996 relating to the Notes.

                          (b)     Demand Registration.  The Holders
representing a majority of the Shares may on one occasion request that the Company effect a registration with respect to all or a part of the Shares at any time during the Shelf Period if (i) the Company is ineligible to use Form S-3 or (ii) one or more other events has caused there to be a Suspension Event for 75 days out of any 180 day period. The Company will promptly give written notice of the proposed registration to all other Holders and as soon as practicable, use its best efforts to effect such registration (including, without limitation, filing pre- and post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws, and appropriate compliance with the Securities Act) as would permit or facilitate the sale and distribution of all or such portion of such Shares as are specified in such request, together with all or such portion of the Shares of any Holder or Holders joining in such request as are specified in a written request received by the Company within twenty (20) days after such written notice from the Company is mailed or delivered. The Company shall file a registration statement covering the Shares so requested to be registered as soon as practicable after receipt of the request or requests of the Holders.

                                  (i)      The right of any Holder to
registration pursuant to this Section 2(b) if such is an underwritten public offering shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Shares in the underwriting to the extent provided herein. A Holder may elect to include in such underwriting all or a part of the Shares such Holder holds.





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

                                  (ii)     The Company shall (together with all
Holders and other persons proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting by a majority in interest of the Holders, which underwriters shall be reasonably acceptable to the Company.

                                  (iii)    The Holders acknowledge that the
holders of shares of Common Stock issuable and issued upon conversion of the Notes shall be entitled to participate in the registration requested pursuant to this Section 2(b), subordinate to the rights of the Holders to participate therein, but pro rata with all other holders of shares of Common Stock to be included in any such Registration

                          (c)     Expenses.  The Company shall pay all
Registration Expenses in connection with a registration pursuant to this Agreement. [Each Holder shall pay all underwriting discounts and commissions relating to such Holder's Shares, the fees and disbursements of counsel representing such Holder and transfer taxes, if any, relating to the sale or disposition of Shares by such Holder.]

                 3. REGISTRATION PROCEDURES. In connection with the obligations of the Company under Section 2 hereof, the Company shall:

                          (a)     prepare and file with the SEC, within the
time period set forth in Section 2 hereof, and use its best efforts to have declared effective by the SEC, the Registration Statement, which shall (i) be available for public resale of the Shares by the selling Holders, and (ii) comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith;

                          (b)     (i) use its best efforts to prepare and file
with the SEC such amendments to the Registration Statement as may be necessary to keep it effective for the applicable period; (ii) cause any Prospectus to be amended or supplemented as required and to be filed as required by Rule 424 or any similar rule that may be adopted under the Securities Act; (iii) respond as promptly as practicable to any comments received from the SEC with respect to the Registration Statement or any amendment thereto; and (iv) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the selling Holders;

                          (c)     furnish to each Holder, upon request and
without charge, as many copies of any Prospectus and any amendment or supplement thereto as such Holder may request in order to facilitate the public sale or other disposition of the Shares;

                          (d)     use its best efforts to register or qualify
the Shares under all applicable state securities or blue sky laws of such jurisdictions in the United States and its territories and possessions as any Holder may reasonably request in writing and keep such registration or qualification effective during the period the Registration Statement is required to be kept effective; provided, however, that in connection therewith, the Company shall not be





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required to (i) qualify as a foreign corporation to do business or to register as a broker or dealer in any such jurisdiction where it would not otherwise be required to qualify or register but for this Section 3(d), (ii) subject itself to taxation in any such jurisdiction with respect to such registration or qualification, or (iii) file a general consent to service of process in any such jurisdiction;

                          (e)     notify each Holder promptly and, if requested
by a Holder, confirm in writing, (i) when the Registration Statement and any post-effective amendments thereto have become effective, (ii) when any amendment or supplement to a Prospectus has been filed with the SEC, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of the Registration Statement or any part thereof or the initiation of any proceedings for that purpose, (iv) if the Company receives any notification with respect to the suspension of the qualification of the Shares for offer or sale in any jurisdiction or the initiation of any proceeding for such purpose, and (v) of the happening of any event during the period the Registration Statement is effective as a result of which (A) the Registration Statement contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (B) a Prospectus as then amended or supplemented contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

                          (f)     use best efforts to obtain the withdrawal of
any order suspending the effectiveness of the Registration Statement by the SEC or any state securities authority as promptly as possible;

                          (g)     furnish to each Holder upon request, without
charge, at least one conformed copy of the Registration Statement and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

                          (h)     cooperate with the Holders to facilitate the
timely preparation and delivery of certificates representing Shares to be sold and not bearing any Securities Act legend and enable certificates for such Shares to be issued for such numbers of Shares and registered in such names as the Holders may reasonably request;

                          (i)     use its best efforts to cause all Shares to
be listed on any securities exchange on which the Common Shares are then listed, or included in the NASD Automatic Quotation System if the Common Shares are then so included; and

                          (j)     use its best efforts to make available
adequate current public information about the Company as contemplated by Rule 144(c) promulgated under the Securities Act.

                 4.       CERTAIN AGREEMENTS OF HOLDERS.

                          (a)     Each Holder agrees to furnish to the Company
in writing such information regarding the Holder and his proposed distribution of Shares as the Company may





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

from time to time reasonably request in connection with the preparation of the Registration Statement or the registration or qualification of the Shares under state securities or blue sky laws, and report to the Company within ten (10) days after the end of each month all sales or other dispositions of Shares made by such Holder during such month.

                          (b)     Each Holder who executes this Agreement
agrees, if requested by the Company in the case of a Company initiated nonunderwritten offering or if requested by the managing underwriter or underwriters in an underwritten offering initiated by the Company or by a shareholder of the Company pursuant to demand registration rights, not to effect any public sale or distribution of any Shares (including a sale pursuant to Rule 144 under the Securities Act), except as part of such Company initiated registration, during the ten (10) day period prior to, and during the ninety
(90) day period beginning on, the date of effectiveness of each Company initiated offering made pursuant to a registration statement, to the extent timely notified in writing by the Company or the managing underwriters.

                 5.       INDEMNIFICATION, CONTRIBUTION.

                          (a)     Indemnification by the Company.  The Company
agrees to indemnify and hold harmless each Holder and its officers and directors and partners and each Person, if any, who controls any Holder within the meaning of Section 15 of the Securities Act, as follows:

                                  (i)      against any and all loss, liability,
claim, damage and expense whatsoever, as incurred, to which such Holder, partner, officer, director or controlling Person may become subject under the Securities Act or otherwise (A) that arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or any amendment thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (B) that arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Prospectus or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                                  (ii)     against any and all loss, liability,
claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or alleged untrue statement, any omission or alleged omission, if such settlement is effected with the written consent of the Company; and

                                  (iii)    subject to the limitations set forth
in Section 5(c), against any and all expense (including reasonable fees and disbursements of counsel) reasonably incurred in investigating, preparing or defending against any litigation, investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or alleged





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untrue statement, omission or alleged omission that relates to the sale by a
Holder of Shares under a Registration Statement, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

provided, however, that the indemnity provided pursuant to this Section 5(a)(i), (ii) and (iii) shall not apply to any Holder with respect to any loss, liability, claim, damage or expense that arises out of or is based upon (1) any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use in the Registration Statement or any amendment thereto or a Prospectus or any amendment or supplement thereto or
(2) trades made by such Holder in violation of Section 6(a) below.

                          (b)     Indemnification by Holders.  Each Holder
severally, in proportion of the number of Shares sold and to be sold by the Holder pursuant to such Registration Statement, agrees to indemnify and hold harmless the Company and the other Holders, and each of their respective directors, officers and partners (including each director of the Company and each officer of the Company who signed any Registration Statement), and each Person, if any, who controls the Company or any other Holder within the meaning of Section 15 of the Securities Act, to the same extent as the indemnity contained in Section 5(a) hereof, but only insofar as such loss, liability, claim, damage or expense arises out of or is based upon (i) any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement or any amendment thereto or a Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information prepared and furnished to the Company by the indemnifying Holder expressly for use therein or (ii) trades made by the indemnifying Holder in violation of Section 6(a) below; provided, that, in the case of the indemnifying Holder's obligation set forth in this Section 5(b) relating to
Section 5(b)(ii) above, such settlement must be effected with the written consent of such Holder.

                          (c)     Conduct of Indemnification Proceedings.  Each
indemnified party shall give reasonably prompt notice to each indemnifying party of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party (i) shall not relieve it from any liability that it may have under the indemnity agreement provided in Section 5(a) or (b) above, unless and to the extent it did not otherwise learn of such action and the lack of notice by the indemnified party materially prejudices the indemnifying party or results in the forfeiture by the indemnifying party of substantial rights and defenses and
(ii) shall not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided under Section 5(a) or (b) above. After receipt of such notice, the indemnifying party shall be entitled to participate in and, at its option, jointly with any other indemnifying party so notified, to assume the defense of such action or proceeding at such indemnifying party's own expense with counsel chosen by such indemnifying party and approved by the indemnified party or parties, which approval shall not be unreasonably withheld; provided, however, that, if the defendants in any such action or proceeding include both an indemnified party and an indemnifying party and the indemnified party reasonably determines, upon advice of counsel, that a conflict of interest exists or that there may be legal defenses available to it or other





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indemnified parties that are different from or in addition to those available to the indemnifying parties, then the indemnified parties shall be entitled to counsel (which shall be limited to a single law firm for all indemnified parties) the reasonable fees and expenses of which shall be paid by the indemnifying parties. If none of the indemnifying parties assumes the defense of any such action or proceeding, after having received the notice referred to in the first sentence of this paragraph, the indemnifying parties will pay the reasonable fees and expenses of counsel (which shall be limited to a single law firm for all indemnified parties) for the indemnified parties. In such event, however, no indemnifying party will be liable for any settlement effected without the written consent of such indemnifying party, which consent shall not be unreasonably withheld. If one or more of the indemnifying parties assumes the defense of any such action or proceeding in accordance with this paragraph, such indemnifying party shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action or proceeding except as set forth in the proviso in the second sentence of this Section 5(c).

                          (d)     Contribution.

                                  (i)      In order to provide for just and
equitable contribution in circumstances in which the indemnity agreement provided for in this Section 5 is for any reason held to be unenforceable although applicable in accordance with its terms, the indemnifying parties shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the indemnified party, in such proportion as is appropriate to reflect the relative fault of and benefits to each indemnifying party and each indemnified party in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits to the indemnifying parties and indemnified parties shall be determined by reference to, among other things, the total proceeds received and to be received by each indemnifying party and indemnified party in connection with the offering to which such losses, claims, damages, liabilities or expenses relate. The relative fault of each indemnifying party and indemnified party shall be determined by reference to, among other things, whether the action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, access to information and opportunity to correct or prevent such action.

                                  (ii)     The parties hereto agree that it
would not be just or equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in
Section 5(d)(i) above.

                                  (iii)    Notwithstanding the foregoing, no
Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. For purposes of this
Section 5(d), each Person, if any, who controls a Holder within the meaning of
Section 15 of the Securities Act and directors, officers and partners of a Holder shall have the same rights to contribution as such Holder, and each director of the Company, each officer of the





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Company who signed the Registration Statement and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Company.

                          (e)     Notwithstanding any term or condition to the
contrary, the liability of any Holder pursuant to this Section 5 shall be limited to the gross proceeds received by such Holder as a result of the sale giving rise to the liability.

                          (f)     The obligations of the Company and the
Holders under this Section 5 shall survive the completion of any offering of the Shares pursuant to any Registration Statement.

                 6.       SUSPENSION OF REGISTRATION REQUIREMENT.

                          (a)     Each Holder agrees that he, she or it will
not effect any sales of Shares pursuant to a Registration Statement after such Holder has received notice from the Company to suspend sales as a result of the occurrence or existence of any Suspension Event (as defined in Section 6(b) below) until the Company provides notice to such Holder that all Suspension Events have ceased to exist.. The Company shall notify each Holder promptly after any Suspension Event occurs or ceases to exist. In addition, each Holder agrees that he, she or it will not effect any sales of Shares pursuant to the Registration Statement after such Holder has received notice from the Company to suspend sales because the Registration Statement, any Prospectus or any supplement thereto contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, until the Company notifies such Holder that the misstatement or omission has been corrected.

                          (b)     Notwithstanding anything to the contrary set
forth in this Agreement, the Company's obligation to file a Registration Statement and make any filings with any state securities authority, to use its best efforts to cause a Registration Statement or any state securities filings to become effective, or to amend or supplement a Registration Statement or any state securities filings shall be temporarily suspended in the event of and during a Suspension Event. A "Suspension Event" shall exist at such times (i) that the Company is not eligible to use Form S-3 for the registration contemplated by Section 2(a) hereof or (ii) as circumstances exist that the Company determines make it impractical or inadvisable for the Company to file, amend or supplement a Registration Statement or such filings or to cause a Registration Statement or such filings to become effective (such circumstances to include, without limitation, (A) the Company conducting an underwritten primary offering and being advised by the underwriters that sale of Common Shares under the Registration Statement would have a material adverse effect on the Company's offering or (B) pending negotiations relating to, or consummation of, a transaction or the occurrence of some other event (x) where any of the foregoing would require disclosure under applicable securities laws of material information in a Registration Statement (or any other document incorporated into a Registration Statement by reference) or such state securities filings and (y) as to which the Company has a bona fide business purpose for preserving confidentiality or which renders the Company unable to comply with SEC





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requirements).  Suspension of the Company's obligations pursuant to this
Section 6(b) shall continue only for so long as a Suspension Event or its effect is continuing

                 7.       MISCELLANEOUS.

                          (a)     Amendments and Waivers.  The provisions of
this Agreement, including the provisions of this sentence, may not be amended, modified, supplemented or waived, nor may consent to departures therefrom be given, without the written consent of the Company and the Holders of 50% of the Shares then held by the Holders.

                          (b)     Notices.  Unless otherwise provided, all
notices and other communications required or permitted to be given to the parties hereto shall be made in writing and shall be deemed to have been given if personally delivered, including personal delivery by facsimile, provided that the sender receives telephonic or electronic confirmation that the facsimile was received by the recipient and that such facsimile is followed the same day by mailing by certified or registered mail, return receipt requested, first class postage prepaid (a "Mailing"), or the third day following a Mailing, (i) if to a Holder, at such Holder's registered address appearing on the share register of the Company or (ii) if to the Company, at 13160 Mindanao Way, 3rd Floor, Marina del Rey, California, 90292-9705, Attention: Law Department.

                          (c)     Successors and Assigns.  This Agreement shall
inure to the benefit of and be binding upon the parties hereto and the respective successors and assigns of the Company. This Agreement shall not be assignable by the Holders of the Shares without the prior written consent of the Company, which consent may be withheld at the Company's sole discretion. Any approved assignee of a Holder of Shares shall be required to agree to be bound by the terms of this Agreement and shall be entitled to participate in the Shelf Registration Statement only as of such time after the assignment that the Company is otherwise amending the Shelf Registration Statement and such amended Shelf Registration Statement becomes effective.

                          (d)     Counterparts.  This Agreement may be executed
in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                          (e)     Headings and Interpretation.  The headings in
this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. In construing the meaning of this Agreement, no party hereto shall be deemed the drafter of this Agreement and this Agreement shall be construed according to its fair meaning and not strictly against any person as the drafter hereof.

                          (f)     Governing Law.  This Agreement shall be
governed by and construed in accordance with the laws of the State of California without giving effect to the conflicts of law provisions thereof.

                          (g)     Entire Agreement.  This Agreement is intended
by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the





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agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior oral and written agreements and understandings and all contemporaneous written agreements and understandings between the parties with respect to such subject matter.

                          (h)     Attorneys' Fees.  In the event of any suit or
other proceeding to construe or enforce any provision of this Agreement, or otherwise in connection with this Agreement, the prevailing party's or parties' reasonable attorneys' fees and costs (in addition to all other amounts and relief to which such party or parties may be entitled) shall be paid by the other party or parties.

                          (i)     Default / Specific Performance.  If, because
of the Company's breach or default, the registration of the Shares is not completed pursuant to the provisions hereof, the Holders shall have all remedies at law or in equity, including, without limitation, specific performance of the Company's obligations under this Agreement.





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        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                 QUARTERDECK CORPORATION

                                 By: /s/ BRADLEY D. SCHWARTZ
                                     ----------------------------
                                 Name:   Bradley D. Schwartz
                                 Title:  Secretary and Senior
                                         Vice President

                                 HOLDERS:

                                       /s/ ANATOLY TIKHMAN
                                 ----------------------------------
                                           Anatoly Tikhman

                                        /s/ PHILIP JOHNSON
                                 ----------------------------------
                                            Philip Johnson

                                        /s/ JACOB GRAUDENZ
                                 ----------------------------------
                                            Jacob Graudenz